Exhibit 99.1

         Certification of Chief Executive Officer of FirstBank NW Corp.
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Annual Report on Form 10-KSB, that:

     o The report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and


     o The information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.



/s/ CLYDE E. CONKLIN
-----------------------------
Chief Executive Officer

Dated:  June 9, 2004